Exhibit 99.1
SkinHealth Systems Reports Second Quarter 2026 Financial Results

Long Beach, Calif., August 6, 2026 – SkinHealth Systems Inc. (NASDAQ: SKIN) (“SkinHealth Systems” or the "Company"), home to flagship brand Hydrafacial, today announced financial results for the second quarter ended June 30, 2026 (“Q2 2026”).

"Our second quarter results reflect continued sales pressure, while adjusted EBITDA came in well above our guidance range as we improved gross margin and maintained disciplined operating expense management," said Pedro Malha, President and Chief Executive Officer of SkinHealth Systems.

"Our strategic priorities remain clear. We are focused on strengthening the core Hydrafacial franchise, increasing the productivity of our installed base and expanding our portfolio with complementary technologies. Supported by our trusted brand, global provider network and recurring consumables business, we believe these priorities position SkinHealth Systems to deliver more sustainable and diversified long-term growth."

Key Operational and Business Metrics

	Three Months Ended June 30,		Six Months Ended June 30,
Unaudited ($ in millions) (1)	2026	2025	2026	2025
Delivery Systems net sales	$18.3	$22.4	$36.8	$42.6
Consumables net sales	53.9	55.8	100.2	105.2
Total net sales	$72.1	$78.2	$137.0	$147.8
Gross profit	$49.3	$49.1	$93.8	$97.7
Gross margin	68.4%	62.8%	68.4%	66.1%
Adjusted gross profit(2)	$51.8	$51.5	$98.7	$101.6
Adjusted gross margin(2)	71.8%	65.9%	72.0%	68.7%
Operating expenses	$45.8	$51.8	$92.0	$112.4
Adjusted operating expenses(2)	$34.8	$37.6	$73.1	$80.4
Net (loss) income	$(2.7)	$19.7	$(9.3)	$9.6
Net (loss) income margin	(3.7)%	25.2%	(6.8)%	6.5%
Adjusted EBITDA(2)	$17.0	$13.9	$25.5	$21.2
Adjusted EBITDA margin(2)	23.6%	17.8%	18.6%	14.3%

	Three Months Ended June 30,		Six Months Ended June 30,
Unaudited	2026	2025	2026	2025
Total delivery systems sold	770	957	1,516	1,819
Active install base(3)	36,516	35,193	36,516	35,193
__________________________
(1) Amounts may not sum due to rounding.
(2) See "Non-GAAP Financial Measures" below.
(3) Estimated number of delivery systems owned by providers that have purchased consumables in the trailing twelve-month period.

Second Quarter Financial Highlights
•Net sales were $72.1 million for the second quarter of 2026, a decrease of (7.8)%, compared to the prior year period ("Q2 2025"), due to lower delivery systems and consumables net sales. The Company placed 770 delivery systems during Q2 2026, compared to 957 during Q2 2025.
•Gross margin was 68.4% in Q2 2026, compared to 62.8% in Q2 2025. Adjusted gross margin was 71.8% in Q2 2026, compared to 65.9% in Q2 2025. The improvement in gross margin and adjusted gross margin was primarily due to higher product costs in the prior year related to trade-in Delivery Systems sell through and higher inventory-related charges in 2025.
•Operating expenses were $45.8 million in Q2 2026, compared to $51.8 million in Q2 2025. Adjusted operating expenses were $34.8 million in Q2 2026, compared to $37.6 million in Q2 2025. The improvement in operating expenses and adjusted operating expenses was primarily due to lower personnel-related expenses.
•Net loss was $(2.7) million in Q2 2026, compared to net income of $19.7 million in Q2 2025. The change compared to the prior year was primarily due to an $18.1 million net gain related to the exchange and repurchases of the 2026 Notes in Q2 2025.
•Adjusted EBITDA was $17.0 million in Q2 2026, compared to $13.9 million in Q2 2025. The improvement in adjusted EBITDA was primarily due to lower operational spend and higher gross margin, partially offset by lower net sales.

Revised 2026 Financial Guidance

Third Quarter 2026
Net sales	$65 – $70 million
Adjusted EBITDA(1)	$5 – $7 million

Fiscal Year 2026
Net sales	$280 – $290 million
Adjusted EBITDA(1)	$39 – $46 million
__________________________
(1) See "Non-GAAP Financial Measures" below.

Revised 2026 financial guidance:
•Reflects continued pressure on sales and continued cost discipline.
•Presumes no further material deterioration in current general market conditions or other unforeseen circumstances beyond the Company's control, such as foreign currency exchange rates, tariffs, and trade restrictions.
•Excludes any unannounced acquisitions, dispositions or financings.

Regional Operational and Business Metrics

	Three Months Ended June 30,		Six Months Ended June 30,
Unaudited ($ in millions) (1) (2)	2026	2025	2026	2025
Delivery Systems net sales
Americas	$12.0	$13.6	$24.0	$26.7
Asia-Pacific (“APAC”)	2.1	2.5	4.2	4.5
Europe, the Middle East and Africa (“EMEA”)	4.2	6.3	8.6	11.4
Total Delivery Systems net sales	$18.3	$22.4	$36.8	$42.6

Consumables net sales
Americas	$37.9	$38.5	$70.5	$71.6
APAC	5.2	5.2	9.7	11.6
EMEA	10.7	12.2	20.0	22.0
Total Consumables net sales	$53.9	$55.8	$100.2	$105.2

Net sales
Americas	$49.9	$52.0	$94.5	$98.3
APAC	7.3	7.7	13.9	16.1
EMEA	14.9	18.4	28.7	33.4
Total net sales	$72.1	$78.2	$137.0	$147.8

Delivery Systems sold
Americas	483	559	921	1,109
APAC	125	137	243	235
EMEA	162	261	352	475
Total Delivery Systems sold	770	957	1,516	1,819
__________________________
(1) Amounts may not sum due to rounding.
(2) During the second quarter of 2026, the Company transitioned sales in the Australia and New Zealand market to a distributor partner. During the second quarter of 2025, the Company transitioned sales in the China market to a distributor partner. As a result, the Company has discontinued direct sales to customers in Australia, New Zealand, and China.

Conference Call
SkinHealth Systems will host a conference call on Thursday, August 6, 2026, at 4:30 p.m. ET to review its second quarter 2026 financial results. The call may be accessed via live webcast through the Events & Presentations page on our Investor Relations website at www.skinhealthsystems.com. A recording of the call will become available on the site approximately three hours after its conclusion.

Non-GAAP Financial Measures
In addition to results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"), management utilizes certain non-GAAP financial measures such as adjusted gross profit, adjusted gross margin, adjusted EBITDA, and adjusted EBITDA margin for purposes of evaluating ongoing operations and for internal planning and forecasting purposes.

Management believes that these non-GAAP financial measures, when reviewed collectively with the Company’s GAAP financial information, provide useful supplemental information to investors in assessing the Company's operating performance. These non-GAAP financial measures should not be considered as an alternative to GAAP financial information or as an indication of operating performance or any other measure of performance derived in accordance with GAAP, and may not provide information that is directly comparable to that provided by other companies in its industry, as these other companies may calculate non-GAAP financial measures differently, particularly related to unusual items.

Adjusted gross profit is gross profit excluding the effects of depreciation expense, amortization expense, and share-based compensation expense and other long-term incentive compensation. Adjusted gross margin represents adjusted gross profit as a percentage of net sales.

Adjusted operating expenses is calculated as total operating expenses excluding the effects of depreciation expense; amortization expense; share-based compensation expense and other long-term incentive compensation; litigation related costs; Go-to-Market restructuring; and severance, restructuring, and other.

Adjusted EBITDA is calculated as net (loss) income excluding the effects of expense (benefit) for income taxes; depreciation expense; amortization expense; share-based compensation expense and other long-term incentive compensation; interest expense; interest income; other income, net; change in fair value of warrant liabilities; foreign currency loss (gain), net; litigation related costs; Go-to-Market restructuring; and severance, restructuring and other. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of net sales.

The Company does not provide a reconciliation of its fiscal 2026 adjusted EBITDA guidance to net (loss) income, the most directly comparable forward looking GAAP financial measures, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, which cannot be done without unreasonable efforts, including adjustments that could be made for changes in fair value of warrant liabilities, integration and acquisition-related expenses, amortization expenses, non-cash share-based compensation, gains/losses on foreign currency, and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. The Company's fiscal 2026 adjusted EBITDA guidance is merely an outlook and is not a guarantee of future performance. Stockholders should not rely or place an undue reliance on such forward-looking statements. See “Forward-Looking Statements” for additional information.

SkinHealth Systems Inc.
Condensed Consolidated Statements of Comprehensive Income (Loss) (1)
($ in millions, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net sales	$72.1	$78.2	$137.0	$147.8
Cost of sales	22.8	29.1	43.2	50.1
Gross profit	49.3	49.1	93.8	97.7
Operating expenses:
Selling and marketing	21.0	23.1	44.2	49.1
Research and development	1.4	1.3	2.5	2.2
General and administrative	23.3	27.5	45.3	61.0
Total operating expenses	45.8	51.8	92.0	112.4
Income (loss) from operations	3.6	(2.7)	1.8	(14.7)
Interest expense	6.3	4.1	12.6	6.6
Interest income	(1.3)	(3.2)	(2.8)	(6.2)
Other income, net	—	(18.1)	(1.1)	(18.2)
Change in fair value of warrant liabilities	—	0.2	—	(0.1)
Foreign currency transaction loss (gain), net	—	(4.5)	1.2	(6.3)
(Loss) income before provision for income taxes	(1.5)	18.7	(8.3)	9.5
Income tax expense (benefit)	1.2	(1.0)	1.0	(0.1)
Net (loss) income	(2.7)	19.7	(9.3)	9.6
Comprehensive (loss) income, net of tax:
Foreign currency translation adjustments	0.3	3.6	—	4.8
Comprehensive (loss) income	$(2.4)	$23.3	$(9.3)	$14.4
Net (loss) income per share
Basic	$(0.02)	$0.16	$(0.07)	$0.08
Diluted	$(0.02)	$0.03	$(0.07)	$(0.02)
Weighted average common shares outstanding
Basic	129,596,886	126,072,603	128,699,733	125,578,780
Diluted	129,596,886	140,294,291	128,699,733	140,589,807
__________________________
(1)Amounts may not sum due to rounding.

SkinHealth Systems Inc.
Condensed Consolidated Balance Sheets (1)
($ in millions)
(Unaudited)

	June 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash, cash equivalents, and restricted cash	$206.1	$232.7
Accounts receivable, net	17.6	21.7
Inventories	46.8	48.0
Income tax receivable	2.0	1.7
Prepaid expenses and other current assets	22.7	5.4
Total current assets	295.2	309.5
Property and equipment, net	2.1	2.5
Right-of-use assets, net	19.4	11.6
Intangible assets, net	30.2	35.8
Goodwill	126.3	126.6
Deferred income tax assets, net	2.4	1.9
Other assets	10.9	11.9
TOTAL ASSETS	$486.6	$499.8
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of convertible senior notes, net	$103.1	$124.0
Accounts payable	16.1	15.6
Accrued payroll-related expenses	13.1	24.9
Lease liabilities, current	3.9	5.1
Income tax payable	0.5	1.2
Other accrued expenses	31.6	15.4
Total current liabilities	168.2	186.3
Lease liabilities, non-current	18.0	9.2
Deferred income tax liabilities, net	0.4	0.4
Convertible senior notes, net	242.1	240.4
Other long-term liabilities	2.3	2.4
TOTAL LIABILITIES	$431.0	$438.7

Stockholders’ equity:
Class A Common Stock	$—	$—
Additional paid-in capital	583.7	580.0
Accumulated other comprehensive loss	(1.4)	(1.4)
Accumulated deficit	(526.8)	(517.5)
Total stockholders’ equity	$55.6	$61.1
LIABILITIES AND STOCKHOLDERS’ EQUITY	$486.6	$499.8
__________________________
(1)Amounts may not sum due to rounding.

SkinHealth Systems Inc.
Condensed Consolidated Statement of Cash Flows (1)
($ in millions)
(Unaudited)

	Six Months Ended June 30,
	2026	2025
Cash, cash equivalents, and restricted cash at beginning of period	$232.7	$370.1
Operating activities:
Net (loss) income	(9.3)	9.6
Non-cash adjustments	20.9	4.6
Change in operating assets and liabilities:
Accounts receivable	3.4	2.3
Inventories	0.5	9.1
Prepaid expenses, other current assets, and income tax receivable	(17.6)	0.6
Accounts payable, accrued expenses, and income tax payable	3.1	(9.7)
Other, net	(3.8)	(3.8)
Net cash (used for) provided by operating activities	(2.9)	12.6
Net cash used for investing activities	(2.9)	(2.7)
Net cash used for financing activities	(21.1)	(173.6)
Net change in cash, cash equivalents, and restricted cash	(26.9)	(163.7)
Effect of foreign currency translation	0.3	5.6
Cash, cash equivalents, and restricted cash at end of period	$206.1	$212.0
__________________________
(1)Amounts may not sum due to rounding.

The following table reconciles gross profit to adjusted gross profit for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
Unaudited ($ in millions) (1)	2026	2025	2026	2025
Net sales	$72.1	$78.2	$137.0	$147.8

Gross profit	$49.3	$49.1	$93.8	$97.7
Gross margin	68.4%	62.8%	68.4%	66.1%

Adjusted to exclude the following:
Depreciation expense	0.2	0.2	0.4	0.4
Amortization expense	2.1	2.1	4.2	3.1
Share-based compensation expense and other long-term incentive compensation (2)	0.1	0.1	0.2	0.3
Adjusted gross profit	$51.8	$51.5	$98.7	$101.6
Adjusted gross margin	71.8%	65.9%	72.0%	68.7%
__________________________
(1)Amounts may not sum due to rounding.
(2)Includes expense associated with long-term cash performance awards.

The following table reconciles total operating expenses to adjusted operating expenses for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
Unaudited ($ in millions) (1)	2026	2025	2026	2025
Total operating expenses	$45.8	$51.8	$92.0	$112.4
Adjusted to exclude the following:
Depreciation expense	0.3	0.5	0.7	2.1
Amortization expense	2.6	2.6	5.3	5.9
Share-based compensation expense and other long-term incentive compensation (2)	2.8	5.2	4.8	8.5
Litigation related costs (3)	4.9	5.0	7.0	11.9
Go-to-Market restructuring (4)	(0.2)	0.2	—	3.0
Severance, restructuring and other	0.5	0.6	1.0	0.6
Adjusted operating expenses	$34.8	$37.6	$73.1	$80.4
__________________________
(1)Amounts may not sum due to rounding.
(2)Includes expense associated with long-term cash performance awards that can be settled in either cash or Common Stock.
(3)Includes the proposed settlement in the Securities Class Action suit.
(4)Includes costs associated with transition to a distributor model in the China and Australia and New Zealand markets.

The following table reconciles net (loss) income to adjusted EBITDA for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
Unaudited ($ in millions) (1)	2026	2025	2026	2025
Net sales	$72.1	$78.2	$137.0	$147.8

Net (loss) income	$(2.7)	$19.7	$(9.3)	$9.6
Net (loss) income margin	(3.7)%	25.2%	(6.8)%	6.5%

Adjusted to exclude the following:
Expense (benefit) for income taxes	1.2	(1.0)	1.0	(0.1)
Depreciation expense	0.5	0.7	1.1	2.6
Amortization expense	4.7	4.7	9.5	9.0
Share-based compensation expense and other long-term incentive compensation (2)	3.0	5.3	5.1	8.8
Interest expense	6.3	4.1	12.6	6.6
Interest income	(1.3)	(3.2)	(2.8)	(6.2)
Other income, net	—	(18.1)	(1.1)	(18.2)
Change in fair value of warrant liabilities	—	0.2	—	(0.1)
Foreign currency loss (gain), net	—	(4.5)	1.2	(6.3)
Litigation related costs (3)	4.9	5.0	7.0	11.9
Go-to-Market restructuring (4)	(0.2)	0.2	—	3.0
Severance, restructuring and other	0.5	0.6	1.0	0.6
Adjusted EBITDA	$17.0	$13.9	$25.5	$21.2
Adjusted EBITDA margin	23.6%	17.8%	18.6%	14.3%
__________________________
(1)Amounts may not sum due to rounding.
(2)Includes expense associated with long-term cash performance awards that can be settled in either cash or Common Stock.
(3)Includes the proposed settlement in the Securities Class Action suit.
(4)Includes costs associated with transition to a distributor model in the China and Australia and New Zealand markets.

About SkinHealth Systems
SkinHealth Systems (NASDAQ: SKIN) is a global medical aesthetics company delivering an integrated ecosystem of clinically proven solutions designed to help consumers achieve superior skin health and support the success of providers. Anchored by Hydrafacial™, a leading and widely requested professional skincare treatment, and supported by complementary offerings including SkinStylus™ microneedling and HydraScalp™ with Keravive™, SkinHealth Systems combines advanced device technology, proprietary consumables, and clinical validation to deliver trusted treatment experiences through an omnichannel network of providers worldwide. Learn more at skinhealthsystems.com or follow us on LinkedIn. Local providers can be found at hydrafacial.com/find-a-hydrafacialist.

Forward-Looking Statements
Certain statements made in this release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding SkinHealth Systems Inc.’s strategy, plans, objectives, initiatives and financial outlook. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside SkinHealth Systems Inc.’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. As such, readers are cautioned not to place undue reliance on any forward-looking statements.

Important factors that may affect actual results or outcomes include, among others: SkinHealth Systems Inc.’s ability to manage growth; SkinHealth Systems Inc.’s ability to execute its business plan; potential negative reactions or outcomes related to the Company’s name change in general and focused shift in operations; potential litigation involving SkinHealth Systems Inc.; changes in applicable laws or regulations; the possibility that SkinHealth Systems Inc. may be adversely affected by other economic, business, and/or competitive factors; risks relating to unfavorable macroeconomic and credit conditions and longer equipment sales cycles; the timing of distributor orders and distributor-model transitions, including in Australia and New Zealand; tariffs, trade restrictions, and foreign currency fluctuations; the Company's debt service obligations and the October 2026 maturity of its 1.25% Convertible Senior Notes; the Company's continued listing on The Nasdaq Capital Market, including the minimum bid price deficiency and the proposed reverse stock split; and the proposed settlement of the Company's securities class action and related cash obligations; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission (the “SEC”) and in the Company’s subsequent filings with the SEC such as on a Quarterly Report on Form 10-Q. Those risks continue to be relevant to the Company's performance and financial condition. Moreover, the Company operates in a very competitive and rapidly changing environment. New risk factors emerge from time-to-time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. SkinHealth Systems Inc. expressly disclaims any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts
Press: press@skinhealthsystems.com
Investors: IR@skinhealthsystems.com